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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1998 Stock Plan of Pain Therapeutics, Inc., of our report dated February 18, 2003, relating to the 2002 financial statements of Pain Therapeutics, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                           /s/ Ernst and Young LLP


Palo Alto, California
May 7, 2003


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